Exhibit 10.13

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

MASTER LOAN AND SECURITY AGREEMENT

THIS MASTER LOAN AND SECURITY AGREEMENT, dated as of March 5, 2007, (this “Agreement”), between General Electric Capital Corporation (together with its successors and assigns, if any, “Secured Party”) and ZOGENIX, INC. (“Debtor”). Secured Party has an office at 83 Wooster Heights Road, Danbury, CT 06810. Debtor is a corporation organized and existing under the laws of the State of Delaware (the “State”). Debtor’s mailing address and chief place of business is 12760 High Bluff Drive, Suite 130, San Diego, CA 92130.

1.	LOANS, TERMS OF PAYMENT AND CONDITIONS PRECEDENT.

(a)	The Loan and Terms of Payment

(i) The Loan. Subject to the terms and conditions of this Agreement, Secured Party hereby agrees to make one or more term loans (each, a “Credit Extension”) to Debtor in the aggregate principal amount not to exceed TEN MILLION DOLLARS and NO/100 ($10,000,000.00) (the “Term Loan Commitment”), which Term Loan Commitment shall terminate on December 21, 2007 (the “Term Loan Commitment Termination Date”), after which the Secured Party shall have no further obligation to make any additional Credit Extensions; provided, however, (x) on or after a date that is 30 days prior to the Term Loan Commitment Termination Date, Debtor may request that the Term Loan Commitment Termination Date be extended for an additional six (6) month period, in which case, if such extension is granted, the Term Loan Commitment shall terminate on June 21, 2008 (the “Extended Commitment Termination Date”), and (y) on or after a date that is 30 days prior to the Extended Commitment Termination Date, Debtor may request that the Extended Commitment Termination Date be extended for an additional six (6) month period, in which case, if granted, the Term Loan Commitment shall terminate on December 21, 2008. In the case of clauses (x) and (y) above, such extensions shall be granted by the Secured Party in its reasonable discretion. Each Credit Extension hereunder shall be evidenced by a Note (as defined below), which Notes are deemed incorporated into and made a part of this Agreement by this reference.

(ii) Borrowing Mechanics. When Debtor desires a Credit Extension, Debtor will notify Secured Party by facsimile or electronic mail (or by telephone, provided that such telephonic notice shall be promptly confirmed in writing). Each Credit Extension shall be in an amount greater than or equal to $250,000 or such lesser amount as may be agreed to by Secured Party in its sole discretion. Secured Party shall make Credit Extensions for costs associated with the purchase of the equipment listed on Schedule 1 attached hereto and incorporated herein or other equipment identified by Debtor from time to time by wire transfer to such account as specified by Debtor at such time as Debtor has complied to the satisfaction of the Secured Party with the conditions precedent set forth in Section 1(b) below.

(iii) Repayment. Debtor unconditionally promises to pay Secured Party the aggregate unpaid principal amount of each Credit Extension, together with interest on the unpaid principal amount of such Credit Extensions from the date of such Credit Extension until repaid at a rate per annum (on the basis of the actual number of days elapsed over a year of 360 days) at a fixed rate equal to the Treasury Rate (as defined below) and as set forth in the respective promissory note, the form of which is attached hereto as Exhibit A (as each may be amended, modified, increased, restated or replaced from time to time, collectively, the “Notes” and each a “Note”); provided, however, after the occurrence and during the continuance of an Event of Default (as defined below), at the option of the Secured Party, such rate shall be equal to the default rate set forth in each Note. For each Credit Extension, Debtor shall make monthly payments of principal and accrued interest in the amounts provided by Secured Party and set forth in the respective Note. Once a Credit Extension is prepaid, it cannot be reborrowed. Each Note shall have a term of forty-eight (48) months.

“Treasury Rate” means a rate per annum equal to the Treasury Index plus five and  43/100 percent (5.43%).

“Treasury Index” means the greater of (i) four and  48/100 percent (4.48%) and (ii) the Treasury Constant Maturities Rate, as published by the United States Federal Reserve in Statistical Release H.15(519) entitled “Selected Interest Rates” for a term equal to the term of the Note evidencing such Credit Extension (and if there is no Treasury Constant Maturities Rate published for such term, the rate resulting from the interpolation between the Treasury Constant Maturities Rate published for the next shorter term and the next longer term), two (2) days prior to the funding of such Credit Extension, including the initial Credit Extension. If any such date is not a business day, then the quote shall be obtained on the business day immediately preceding such date. If the United States Treasury (a) quotes more than one such rate, then the highest of such quotes shall apply, or (b) ceases to quote such rate, then the Treasury Index shall be determined from such substitute financial reporting service or source as the Secured Party in its reasonable discretion shall determine.

(iv) Prepayment. Debtor may voluntarily prepay, in full, the outstanding amount of any Credit Extension subject to the prepayment premium set forth in the respective Note.

(b)	Conditions of Credit Extensions

(i) Conditions Precedent to Initial Credit Extension. On or before the initial Credit Extension Debtor shall deliver, or ensure delivery of, the following to Secured Party:

(A) a counterpart of this Agreement;

(B) a Note evidencing the initial Credit Extension;

(C) the Security Transfer Agreement, dated as of even date herewith, between Debtor and Secured Party (as it may be amended, restated, supplemented or otherwise modified from time to time, the “German Security Agreement”);

(D) the Chattel Mortgage, dated as of even date herewith, between Debtor and Secured Party (as it may be amended, restated, supplemented or otherwise modified from time to time, the “UK Security Agreement”);

(E) the Warrant to Purchase 200,000 Shares of Series A Preferred Stock, dated March 5, 2007, made by Debtor in favor of Secured Party (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Warrant”);

(F) a certificate of the Secretary of Debtor, the form of which is attached hereto as Exhibit B (the “Secretary’s Certificate”), providing verification of incumbency and attaching Debtor’s board resolutions approving the transactions contemplated by this Agreement and the other Debt Documents and Debtor’s governing documents;

(G) collateral assignments, as Secured Party shall request in its reasonable discretion;

(H) certificates of insurance evidencing the insurance coverage required pursuant to Section 5 below;

(I) current UCC lien, judgment, bankruptcy and tax lien search results demonstrating that there are no other security interests or liens on the Collateral, other than Permitted Liens (as defined below), as Secured Party shall request in its reasonable discretion;

(J) a certificate of good standing of Debtor as of a date acceptable to Secured Party from the jurisdiction of Debtor’s organization;

(K) the Subordination and Waiver Agreement among MGlas AG, Debtor and Secured Party, the Deed of Subordination and Waiver among Patheon UK Limited, the Debtor and the Secured Party, the Deed of Subordination and Waiver among Bespak Europe Limited, the Debtor and the Secured Party, and the Deed of Subordination and Waiver among Dawson Shanahan Limited, the Debtor and the Secured Party, each dated on or about the date hereof (as each may be amended, restated, supplemented or otherwise modified from time to time, collectively, the “Initial Landlord Consents”);

(L) legal opinions of counsel for Debtor located in the United States, England and Germany, each in form and substance reasonably satisfactory to Secured Party;

(M) one or more schedules of equipment and personal property related thereto listing in detail sufficient to specifically identify the Collateral and its location (as each may be amended, restated, supplemented or otherwise modified from time to time the “Collateral Schedules”), which Collateral Schedules shall be annexed to and made a part hereof, the UK Security Agreement and/or the German Security Agreement and the respective Initial Landlord Consents, as applicable;

(N) UCC financing statements (and to the extent any such Collateral is to be located in a country other than the United States, such other documents, forms and schedules necessary to perfect Secured Party’s interest in such other jurisdiction in the Collateral) in the correct form for filing in the necessary filing office; and

(O) all other documents, agreements, opinions, filings and instruments as Secured Party may reasonably deem necessary or appropriate to effectuate the intent and purpose of this Agreement (together with this Agreement, Note, the German Security Agreement, the UK Security Agreement, the Warrant, the Initial Landlord Consents, Landlord Consents, the Collateral Schedules and the Secretary’s Certificate, as each may be amended, restated, supplemented or otherwise modified from time to time, collectively, the “Debt Documents”).

(ii) Conditions Precedent to Subsequent Credit Extensions. Upon each subsequent Credit Extension, Debtor shall deliver, or ensure delivery of, the following to Secured Party:

(A) a certificate by an officer of Debtor confirming that (1) all representations and warranties in Section 3 below shall be true as of the date of such Credit Extension, (2) no Event of Default or any other event, which with the giving of notice or the passage of time, or both, would constitute an Event of Default (such event, a “Default”) has occurred and is continuing or will result from the making of any Credit Extension and (3) there shall not have occurred one or more events, acts, conditions or occurrences of whatever nature, whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, which gives rise to a material adverse change in, or a material adverse effect upon, any of (I) the condition (financial or otherwise), operations, business, prospects or properties of Debtor, (II) the rights and remedies of Secured Party under any Debt Document, or the ability of Debtor to perform any of its obligations under any Debt Document, (III) the legality, validity or enforceability of any Debt Document, or (IV) the existence, perfection or priority of any security interest granted in any Debt Document or the value of any Collateral (a “Material Adverse Change”);

(B) amendment, restatement or other modification to, or redelivery or supplemental delivery of, the items set forth in the following sections to the extent circumstances have changed since the initial Credit Extension: Sections 1(b)(i)(C), (D), (E), (F), (G), (H), (I), (J), (M), (N) and (O);

(C) a Note evidencing such Credit Extension;

(D) a landlord consent and waiver or similar document in favor of Secured Party executed by Debtor, the Secured Party and landlord or contract manufacturer, as the case may be, for each third party location where Collateral is located, that is not covered by the Initial Landlord Consents, or amendments, restatements, supplements or other modifications to any Initial Landlord Consent to identify such new equipment if not already identified therein, as the case may be, each satisfactory to Secured Party in its sole discretion (as each may be amended, restated, supplemented or otherwise modified from time to time, collectively, the “Landlord Consents”);

(E) if Collateral is located in a jurisdiction other than England, Germany or the United States, a security agreement or similar document pursuant to which the Debtor grants in favor of the Secured Party a security interest in and to, and a lien upon, the Collateral located in such jurisdiction, which document shall be governed and construed by the laws of such jurisdiction;

(F) evidence satisfactory to Secured Party in its sole discretion of payment in full of the purchase price of new equipment that is to become Collateral and the related soft expenses directly related to the purchase of such equipment including leasehold improvements, software, taxes and freight costs (collectively, “Soft Costs”) and evidence that at least 80% of such purchase price is attributable to the actual hard cost of such equipment and the remaining 20% or less is attributable to the related Soft Costs; and

(G) a responsible officer of the Debtor certifies in writing to the Secured Party that such new equipment is to be used in the ordinary course of the Debtor’s business and has been delivered and installed and is fully operable, all to the satisfaction of the Debtor.

(c)	Fees and Deposits

As an inducement to Secured Party to make the Credit Extensions hereunder, Debtor has paid to Secured Party a good faith deposit equal to one percent (1%) of the amount of the Term Loan Commitment (the “Commitment Fee”). Debtor and Secured Party agree that the one-half of the Commitment Fee (an amount equal to $50,000.00) has been credited to the account of the Secured Party as a fully earned, non-refundable up-front fee and that the remaining portion of the Commitment Fee shall be applied to the initial payment of each such Credit Extension (including the initial advance) as follows: (i) an amount equal to (A) the amount of such Credit Extension (B) divided by the Term Loan Commitment and (C) multiplied by $50,000, shall be applied to Debtor’s first scheduled payment of such Credit Extension and (ii) any amount of the Commitment Fee not applied on or before the Term Loan Commitment Termination Date shall be retained by Secured Party as a non-utilization fee.

2.	CREATION OF SECURITY INTEREST.

Debtor grants to Secured Party, its successors and assigns, a security interest in and against all of the right, title and interest of Debtor in and to property listed on any Collateral Schedule now or in the future signed by Debtor and in and against all additions, attachments, accessories and accessions to such property, all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof (all such property is individually and collectively called the “Collateral”). This security interest is given to secure the prompt payment and performance, whether at the stated maturity, by acceleration or otherwise, of all and any debts, monies, obligations and liabilities, of any kind whatsoever, now or in the future due or owing by Debtor to Secured Party in whatever currency denominated, whether actually or contingently, alone or jointly with any other person, as principal or surety, and whether on any current or other account or otherwise including, without limitation, any such debts, monies, obligations and liabilities of Debtor to Secured Party under or in respect of the Debt Documents any other document executed in connection with or pursuant to the foregoing, and together with all interest, commissions, fees and legal and other costs charges and expenses which Secured Party may charge Debtor or incur in relation to Debtor or this Agreement or the Collateral on a full indemnity basis, and any renewals, extensions and modifications of such debts, monies, obligations and liabilities (collectively, the “Obligations”).

3.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

Debtor represents and warrants, as of the date of this Agreement and as of the date of each Collateral Schedule, and covenants for the duration of this Agreement that:

(a) Debtor’s exact legal name is as set forth in the preamble of this Agreement and Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the preamble of this Agreement, has its chief executive offices at the location specified in the preamble, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

(b) Debtor has adequate power and capacity to enter into, and to perform its obligations under each and every Debt Document;

(c) This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

(d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by Debtor of, any of the Debt Documents, except any already obtained;

(e) The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of or constitute a default under any contract to which Debtor is a party, or result in the creation of any lien, claim or encumbrance on any of Debtor’s property (except for liens in favor of Secured Party) pursuant to any indenture, mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

(f) There are no suits or proceedings pending in court or before any commission, board or other administrative agency against or affecting Debtor which could reasonably be expected to, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents, nor does Debtor have reason to believe that any such suits or proceedings are threatened;

(g) All financial statements delivered to Secured Party in connection with the Obligations have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change in Debtor’s financial condition;

(h) The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

(i) The Collateral is, and will remain, in good condition and repair, ordinary wear and tear and damage by casualty excepted, and Debtor will not be negligent in its care and use;

(j) Debtor is, and will remain, the sole and lawful owner of the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement, the German Security Agreement and the UK Security Agreement;

(k) The Collateral is, and will remain, free and clear of all mortgages, charges, liens, claims and encumbrances of any kind whatsoever, except for (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP, and (iii) inchoate materialmen’s, mechanic’s, repairmen’s and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such liens are called “Permitted Liens”); and

(l) Debtor is and will remain in full compliance with all laws and regulations applicable to it including, without limitation, (i) ensuring that no person who owns a controlling interest in or otherwise controls Debtor is or shall be (Y) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (Z) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, and (ii) compliance with all applicable Bank Secrecy Act (“BSA”) laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations.

4.	COLLATERAL.

(a) Debtor shall not move the Collateral from its current location, except that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral in which Secured Party’s security interest may be perfected only by possession. Secured Party may inspect any of the Collateral during normal business hours after giving Debtor reasonable prior notice and otherwise complying with the provisions of any estoppel, consent or similar agreement between Secured Party and any third parties pertaining to the applicable Collateral to be inspected. If Secured Party asks, Debtor will promptly notify Secured Party in writing of the location of any Collateral.

(b) Debtor shall, or shall cause other parties to, (i) use the Collateral only in its trade or business, (ii) maintain all of the Collateral in good operating order and repair, normal wear and tear excepted, (iii) use and maintain the Collateral only in compliance with manufacturers recommendations and all applicable laws, and (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

(c) Secured Party does not authorize and Debtor agrees it shall not (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the country in which it is located, or (iii) sell, rent, lease, mortgage, license, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.

(d) Debtor shall pay promptly, or cause to be promptly paid, when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on its use, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral and effect compliance with the terms of this Agreement or any of the other Debt Documents. Debtor agrees to reimburse Secured Party, on demand, all costs and expenses incurred by Secured Party in connection with such payment or performance and agrees that such reimbursement obligation shall be part of the Obligations.

(e) Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party shall have the right to inspect and make copies of all of Debtor’s books and records relating to the Collateral during normal business hours, after giving Debtor reasonable prior notice.

(f) Debtor agrees and acknowledges that any third person who may at any time possess all or any portion of the Collateral shall be deemed to hold, and shall hold, the Collateral as the agent of, and as pledge holder for, Secured Party. Secured Party may at any time give notice to any third person described in the preceding sentence that such third person is holding the Collateral as the agent of, and as pledge holder for, Secured Party.

5.	INSURANCE.

(a) Debtor shall at all times bear the entire risk of any loss, theft, damage to, or destruction of, any of the Collateral from any cause whatsoever.

(b) Debtor agrees to keep the Collateral insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and if requested by Secured Party, against such other risks as Secured Party may reasonably require. The insurance coverage shall be in an amount no less than the full replacement value of the Collateral, and deductible amounts, insurers and policies shall be acceptable to Secured Party. Debtor shall deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as additional insured and Secured Party’s loss payee, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide that coverage may not be canceled or altered by the insurer except upon thirty (30) days prior written notice to Secured Party. Debtor hereby irrevocably authorizes and instructs any insurer (to whom this authority and instruction may be disclosed) to disclose all relevant information to Secured Party and appoints Secured Party as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments. Secured Party shall not act as Debtor’s attorney-in-fact unless an Event of Default shall have occurred and is continuing. Proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Obligations. To the extent such proceeds of insurance are applied to reduce any of the Obligations, such payment shall not be subject to the prepayment premium set forth in the Notes.

6.	REPORTS.

(a) Debtor shall promptly notify Secured Party of (i) any change in the name of Debtor, (ii) any change in the state of its incorporation, organization or registration, (iii) any relocation of its chief executive offices, (iv) any relocation of any of the Collateral, (v) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (vi) any lien, claim or encumbrance other than Permitted Liens attaching to or being made against any of the Collateral.

(b) Debtor will deliver to Secured Party financial statements as follows. If Debtor is a privately held company, then Debtor agrees to provide monthly financial statements, certified by Debtor’s president or chief financial officer including a balance sheet, statement of operations and cash flow statement within 30 days of each month end and its complete audited annual financial statements, certified by a recognized firm of certified public accountants, within 120 days of fiscal year end or at such time as Debtor’s Board of Directors receives the audit. If Debtor is a publicly held company, then Debtor agrees to provide quarterly unaudited statements and annual audited statements, certified by a recognized firm of certified public accountants, within 10 days after the statements are provided to the Securities and Exchange Commission (“SEC”). All such statements are to be prepared using generally accepted accounting principles (“GAAP”) and, if Debtor is a publicly held company, are to be in compliance with SEC requirements.

7.	FURTHER ASSURANCES.

(a) Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and shall do such other acts and things as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall use its best efforts to obtain and furnish to Secured Party any subordinations, releases, landlord waivers, lessor waivers, mortgagee waivers, or control agreements, and similar documents as may be from time to time reasonably requested by, and in form and substance reasonably satisfactory to, Secured Party; provided, however, in the event of any sale of the premises in which any Collateral is located by the contract manufacturer or landlord party to the Initial Landlord Consent, Debtor shall obtain and furnish to Secured Party any subordinations, releases, landlord waivers, lessor waivers, mortgagee waivers, or control agreements, or similar documents as may be reasonably requested by, and in form and substance reasonably satisfactory to, Secured Party; provided, further, that the foregoing shall not apply, and Debtor shall not be required to obtain any such subordinations, releases, landlord waivers, lessor waivers, mortgagee waivers, control agreements or similar documents, if following such sale (i) the party to the Initial Landlord Consent pertaining to such premises remains in possession and control of that portion of the premises where the respective Collateral is located, and (ii) each provision of the Initial Landlord Consent remains enforceable against such party to the same extent that such Initial Landlord Consent was enforceable immediately prior to such sale.

(b) Debtor authorizes Secured Party to file a financing statement and amendments thereto describing the Collateral and containing any other information required by the applicable Uniform Commercial Code. Debtor irrevocably grants to Secured Party the power, exercisable by Secured Party only while an Event of Default has occurred and is continuing, to sign Debtor’s name and generally to act on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral; this power is coupled with Secured Party’s interest in the Collateral. Debtor shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain and promptly deliver to Secured Party such certificate showing the lien of this Agreement with respect to the Collateral. Debtor ratifies its prior authorization for Secured Party to file financing statements and amendments thereto describing the Collateral and containing any other information required by the Uniform Commercial Code if filed prior to the date hereof.

(c) Debtor shall indemnify and defend Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against all claims, actions and suits (including, without limitation, related attorneys’ fees) of any kind whatsoever arising, directly or indirectly, in connection with any of the Collateral, this Agreement, any other Debt Document, and the transactions contemplated hereby or thereby, except for claims, actions or suits arising from the gross negligence or willful misconduct of Secured Party or its successors or assigns and their respective directors, officers and employees as determined by final judgment of a court of competent jurisdiction.

8.	DEFAULT AND REMEDIES.

(a) The occurrence of any one or more of the following events shall constitute an “Event of Default” under this Agreement and each of the other Debt Documents:

(i) Debtor breaches its obligation to pay when due any installment or other amount due or coming due under any of the Debt Documents and fails to cure the breach within ten (10) days;

(ii) Debtor, without the prior written consent of Secured Party, attempts to or does relocate, move, sell, rent, lease, license, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

(iii) Debtor breaches any of its insurance obligations under Section 5;

(iv) Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure that breach within thirty (30) days after written notice from Secured Party;

(v) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Obligations shall be false or misleading in any material respect as of the date made;

(vi) Any of the Collateral is subjected to attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or if any legal or administrative proceeding is commenced against Debtor or any of the Collateral, which in the good faith judgment of Secured Party subjects any of the Collateral to a material risk of attachment, execution, levy, seizure or confiscation and no bond is posted or protective order obtained to negate such risk;

(vii) Debtor breaches or is in default under any other agreement between Debtor and Secured Party;

(viii) Debtor or any guarantor or other obligor for any of the Obligations (collectively “Guarantor”) dissolves, terminates its existence, becomes insolvent or ceases to do business as a going concern;

(ix) If Debtor or any Guarantor is a natural person, Debtor or any such Guarantor dies or becomes incompetent;

(x) A receiver is appointed for all or of any part of the property of Debtor or any Guarantor, or Debtor or any Guarantor makes any assignment for the benefit of creditors;

(xi) Debtor or any Guarantor files a petition under any bankruptcy, insolvency or similar law, or any such petition is filed against Debtor or any Guarantor and is not dismissed within forty-five (45) days;

(xii) Debtor’s improper filing of an amendment or termination statement relating to a filed financing statement describing the Collateral;

(xiii) Any Material Adverse Change has occurred, as determined solely by Secured Party;

(xiv) Any Guarantor revokes or attempts to revoke its guaranty of any of the Obligations or fails to observe or perform any covenant, condition or agreement to be performed under any guaranty or other related document to which it is a party;

(xv) Debtor defaults under any other material obligation for (A) borrowed money, (B) the deferred purchase price of property or (C) payments due under any lease agreement; or

(xvi) At any time during the term of this Agreement Debtor experiences a change of control such that any person or entity acquires either more than 50% of the voting stock of Debtor or all or substantially all of Debtor’s assets, in either case, without Secured Party’s prior written consent.

(b) Upon the occurrence and during the continuance of an Event of Default, Secured Party, at its option, may declare any or all of the Obligations to be immediately due and payable, without demand or notice to Debtor or any Guarantor. The accelerated obligations and liabilities shall bear interest (both before and after any judgment) until paid in full at the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.

(c) Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession of and remove the Collateral from the premises or store it on the premises (provided, however, that any such action by Secured Party shall be carried out in a manner that complies with the provisions of any estoppel, consent or similar agreement between Secured Party and any third parties pertaining to the Collateral), (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds from such disposition to the Obligations. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at Debtor’s premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice that Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least five (5) days prior to such action.

(d) Proceeds from any sale or lease or other disposition shall be applied: first, to all costs of repossession, storage, and disposition including without limitation attorneys’, appraisers’, and auctioneers’ fees; second, to discharge the Obligations; third, to discharge any other obligation or indebtedness of Debtor to Secured Party, whether as obligor, endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus. Debtor shall remain fully liable for any deficiency.

(e) Debtor agrees to pay all reasonable attorneys’ fees and other fees, costs and expenses incurred by Secured Party (including, without limitation, the allocated cost of in-house legal counsel) in connection with the enforcement, assertion, defense or preservation of Secured Party’s rights and remedies under this Agreement, or if prohibited by law, such lesser sum as may be permitted. Debtor further agrees that such fees and costs shall be part of the Obligations.

(f) Secured Party’s rights and remedies under this Agreement or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of Secured Party to exercise any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege. SECURED PARTY SHALL NOT BE DEEMED TO HAVE WAIVED ANY OF ITS RIGHTS UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT, INSTRUMENT OR PAPER SIGNED BY DEBTOR UNLESS SUCH WAIVER IS EXPRESSED IN WRITING AND SIGNED BY SECURED PARTY. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

(g) DEBTOR AND SECURED PARTY UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE OBLIGATIONS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

FOR THE PURPOSE OF ANY ENFORCEMENT BY SECURED PARTY OF ANY OR ALL OF ITS RIGHTS UNDER THIS AGREEMENT IN THE UNITED STATES, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO ANY DEBT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, DEBTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HERETO (AND, TO THE EXTENT SET FORTH IN ANY OTHER DEBT DOCUMENT, EACH OTHER PARTY) HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTIONS.

EACH DEBTOR (AND, TO THE EXTENT SET FORTH IN ANY OTHER DEBT DOCUMENT, EACH OTHER PARTY) HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND OTHER DOCUMENTS AND OTHER SERVICE OF PROCESS OF ANY KIND AND CONSENTS TO SUCH SERVICE IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN THE UNITED STATES OF AMERICA WITH RESPECT TO OR OTHERWISE ARISING OUT OF OR IN CONNECTION WITH ANY DEBT DOCUMENT BY ANY MEANS PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, INCLUDING BY THE MAILING THEREOF (BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID) TO THE ADDRESS OF THE DEBTOR SPECIFIED IN PREAMBLE HERETO (AND SHALL BE EFFECTIVE WHEN SUCH MAILING SHALL BE EFFECTIVE, AS PROVIDED THEREIN). EACH DEBTOR (AND, TO THE EXTENT SET FORTH IN ANY OTHER DEBT DOCUMENT, EACH OTHER PARTY) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

FOR THE PURPOSE OF ANY ENFORCEMENT BY SECURED PARTY OF ANY OR ALL OF ITS RIGHTS UNDER THIS AGREEMENT, (i) IN THE UNITED KINGDOM DEBTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE ENGLISH COURTS AND HEREBY APPOINTS LAW DEBENTURE CORPORATE SERVICES LIMITED WHOSE ADDRESS IS FIFTH FLOOR, 100 WOOD STREET, LONDON, EC2V 7EX AS ITS AGENT FOR SERVICE OF ANY LEGAL PROCEEDINGS IN THE ENGLISH COURTS AND (ii) IN GERMANY, DEBTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE GERMAN COURTS AND HEREBY APPOINTS MR. TIM SCHWARZBURG, NEUHAUS MASSENKEIL ZELLER & PARTNER, SCHLOßSTRAßE 1, 56068 KOBLENZS ITS AGENT FOR SERVICE OF ANY LEGAL PROCEEDINGS IN THE GERMAN COURTS. DEBTOR WILL MAINTAIN AN AGENT FOR SERVICE OF PROCESS IN EACH OF ENGLAND AND GERMANY.

9.	MISCELLANEOUS.

(a) This Agreement, any Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor, and Debtor agrees not to assert against any such assignee, or assignee’s assigns, any defense, set-off, recoupment claim or counterclaim which Debtor has or may at any time have against Secured Party for any reason whatsoever. Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor will pay all amounts payable under any assigned Debt Documents to such assignee or as instructed by Secured Party. Debtor also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by Secured Party or assignee.

(b) All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth in this Agreement (unless and until a different address may be specified in a written notice to the other party and, with respect to any notice given to Secured Party, with a copy to Hogan & Hartson LLP, 555 Thirteenth Street, N.W. Washington, D.C. 20004, attention Deborah K. Staudinger), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail, and (iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term “business day” shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed.

(c) Debtor agrees to pay all reasonable attorneys’ fees and all other fees, costs and expenses incurred by Secured Party (including, without limitation, the allocated cost of in-house legal counsel) in connection with the preparation, negotiation and closing of the transactions contemplated in this Agreement and all related documents and schedules and in connection with the continued administration thereof, including, without limitation, any amendments, modifications, consents or waivers thereof and in connection with the protection, monitoring or preservation of the Collateral. Debtor further agrees that such fees and costs shall part of the Obligations.

(d) Secured Party may correct patent errors and fill in all blanks in this Agreement or in any Collateral Schedule consistent with the agreement of the parties.

(e) Time is of the essence of this Agreement. This Agreement shall be binding, jointly and severally, upon all parties described as the “Debtor” and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

(f) This Agreement, its Collateral Schedules and any additional security interest given by Debtor to Secured Party under security agreements and other documents and agreements related thereto with respect to the Collateral located abroad, and its Collateral Schedules constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior understandings (whether written, verbal or implied) with respect to such subject matter. THIS AGREEMENT AND ITS COLLATERAL SCHEDULES SHALL NOT BE CHANGED OR TERMINATED ORALLY OR BY COURSE OF CONDUCT, BUT ONLY BY A WRITING SIGNED BY BOTH PARTIES. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation of this Agreement.

(g) This Agreement shall continue in full force and effect until all of the Obligations has been indefeasibly paid in full to Secured Party or its assignee. The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Obligations shall not affect the right of Secured Party to retain the Collateral for such other Obligations as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated if Secured Party is ever required to return or restore the payment of all or any portion of the Obligations (all as though such payment had never been made).

(h) Debtor authorizes Secured Party to use its name, logo and/or trademark without notice to or consent by Debtor, in connection with certain promotional materials that Secured Party may disseminate to the public. The promotional materials may include, but are not limited to, brochures, video tape, internet website, press releases, advertising in newspaper and/or other periodicals, lucites, and any other materials relating the fact that Secured Party has a financing relationship with Debtor and such materials may be developed, disseminated and used without Debtor’s review. Nothing herein obligates Secured Party to use Debtor’s name, logo and/or trademark, in any promotional materials of Secured Party.

(i) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

(j) Secured Party shall have no obligation to marshal any assets in favor of Debtor, or against or in payment of any obligations owed to Secured Party by Debtor.

IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

SECURED PARTY:		DEBTOR:

General Electric Capital Corporation		Zogenix, Inc.

By:	/s/ Diane Earle	By:	/s/ Roger L. Hawley

Name:	Diane Earle	Name:	Roger L. Hawley

Title:	Duly Authorized Signatory	Title:	CEO

S-1

Exhibit A

Form of Note

$	[DATE]

FOR VALUE RECEIVED, Zogenix, Inc., a Delaware corporation located at the address stated below (“Maker”) promises to pay to the order of General Electric Capital Corporation or any subsequent holder hereof (each, a “Payee”) at its office located at 83 Wooster Heights Road, Danbury, CT 06810 or at such other place as Payee may designate by written notice to Maker, the principal sum of              DOLLARS ($            ), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of              percent (    %) per annum (the “Contract Rate”) in installments consisting of [(i) FORTY SEVEN (47) consecutive monthly installments of principal and interest (each, a “Periodic Installment”) and (ii) a final installment which shall be in the amount of the total outstanding and unpaid principal, accrued interest and any and all amounts due hereunder and under the other Debt Documents (as defined below)], all as set forth on Schedule 1, attached hereto. The first Periodic Installment shall be due and payable on             , and the subsequent Periodic Installments and the final installment shall be due and payable on the same day of each succeeding period (each, a “Payment Date”). Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of Payee, be calculated and applied on an assumption that such payment would be made on its due date.

All payments shall be applied: first, to interest due and unpaid hereunder and under the other Debt Documents; second, to all other amounts due and unpaid hereunder and under the other Debt Documents, and then to principal due hereunder and under the other Debt Documents. The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time. The payment of any Periodic Installment prior to its due date shall result in a corresponding increase in the portion of the Periodic Installment credited to the remaining unpaid principal balance.

All amounts due hereunder and under the other Debt Documents are payable in the lawful currency of the United States of America. Maker hereby expressly authorizes Payee to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.

This Note is one of the “Notes” as defined in that certain Master Loan and Security Agreement, dated as of March 5, 2007, between Maker and Payee (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) and may be further secured by security agreements, chattel mortgages, pledge agreements or like instruments. Capitalized terms used, but not otherwise defined herein shall have the meaning given such terms in the Loan Agreement.

Time is of the essence hereof, If Payee does not receive from Maker payment in full of any Periodic Installment or any other sum due under this Note or any other Debt Document is not received within ten (10) days after its due date, Maker agrees to pay a late fee equal to five percent (5%) on such late Periodic Installment or other sum, but not exceeding any lawful maximum. Such late fee will be immediately due and payable, and is in addition to any other costs, fees and expenses that Maker may owe as a result of such late payment. Additionally, if (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or (ii) Maker is in default under, or fails to perform under any term or condition contained in any Debt Document, in each case beyond all applicable notice and cure periods, then (x) the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any other Debt Document, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment) and/or (y) Payee may enforce its rights under any or all Debt Documents. The application of such 18% interest rate shall not be interpreted or deemed to extend any cure period set forth in this Note or any other Debt Document, cure any default or otherwise limit Payee’s right or remedies hereunder or under any Debt Document.

The Maker may prepay in full, but not in part, its entire indebtedness hereunder upon payment of the entire indebtedness, interest costs and fees due and owing hereunder plus an additional sum as a premium equal to the following percentages of the outstanding principal balance for the indicated period:

Period	Prepayment Premium
On or before the first annual anniversary of this Note	4%
After the first anniversary but prior to the second annual anniversary	3%
After the second anniversary but prior to the third annual anniversary	2%
After the third anniversary but prior to the fourth annual anniversary	1%
Thereafter	0%

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any other Debt Document, in no event shall this Note or any other Debt Document require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any other Debt Document, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any other Debt Document on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event: (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Debt Document which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for Payee to receive a greater interest per annum rate than is presently allowed, Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

Maker hereby consents to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any other Debt Document or any term and provision of either, which may be made, granted or consented to by Payee, and agrees that suit may be brought and maintained against Maker and/or any and all sureties, endorsers, guarantors or any others who may at any time become liable for payments and performance under this Note and any other Debt Documents (each such person, other than Maker, an “Obligor”), at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. Maker hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

MAKER AND PAYEE UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE OBLIGATIONS SECURED HEREBY, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR NOTES RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY TILE COURT.

FOR THE PURPOSE OF ANY ENFORCEMENT BY PAYEE OF ANY OR ALL OF ITS RIGHTS UNDER THIS NOTE IN THE UNITED STATES, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO ANY DEBT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS NOTE, MAKER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HERETO (AND, TO THE EXTENT SET FORTH IN ANY OTHER DEBT DOCUMENT, EACH OTHER PARTY) HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTIONS.

EACH MAKER (AND, TO THE EXTENT SET FORTH IN ANY OTHER DEBT DOCUMENT, EACH OTHER PARTY) HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND OTHER DOCUMENTS AND OTHER SERVICE OF PROCESS OF ANY KIND AND CONSENTS TO SUCH SERVICE IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN THE UNITED STATES OF AMERICA WITH RESPECT TO OR OTHERWISE ARISING OUT OF OR IN CONNECTION WITH ANY DEBT DOCUMENT BY ANY MEANS PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, INCLUDING BY THE MAILING THEREOF (BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID) TO THE ADDRESS OF THE MAKER SPECIFIED IN PREAMBLE HERETO (AND SHALL BE EFFECTIVE WHEN SUCH MAILING SHALL BE EFFECTIVE, AS PROVIDED THEREIN). EACH MAKER (AND, TO THE EXTENT SET FORTH IN ANY OTHER DEBT DOCUMENT, EACH OTHER PARTY) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON TILE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

This Note and the other Debt Documents constitute the entire agreement of Maker and Payee with respect to the subject matter hereof and supersede all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or any of the other Debt Documents which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

Payment Authorization

Payee is hereby directed and authorized by Maker to advance and/or apply the proceeds of the loan as evidenced by this Note to the following parties in the stipulated amounts as set forth below:

Company Name	Amount
Maker	$
Legal Fees	$
Total	$

*	Funds from your Commitment Fee have been applied as follows: $ towards balance of interim interest due .

Any provision in this Note or any of the other Debt Documents which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

Exhibit B

Form of Secretary’s Certificate

Reference is made to the Master Loan and Security Agreement, dated as of the date hereof, between [Customer Name] (the “Agreement”), a [corporation/limited liability company/limited liability partnership/limited partnership] organized and existing under the laws of the State of [            ] (the “Debtor”) and General Electric Capital Corporation (the “Secured Party”). Capitalized terms used but not defined herein are used with the meanings assigned to such terms in the Agreement.

I,                                                              , do hereby certify that:

(i) I am the duly elected, qualified and acting [Assistant] Secretary of Debtor;

(ii) attached hereto as Exhibit A is a true, complete and correct copies of Debtor’s [Certificate/Articles of Incorporation or Articles of Organization/Certificate of Formation] and the [Bylaws/LLC Agreement/Partnership Agreement] (collectively, the “Governing Documents”), each of which is in full force and effect on and as of the date hereof;

(iii) each of the following named individuals is a duly elected or appointed, qualified and acting officer of Debtor who holds the offices set opposite such individual’s name, and the signature written opposite the name and title of such officer is such officer’s genuine signature:

Name	Title	Signature

(iv) attached hereto as Exhibit B are true, complete and correct copies of resolutions adopted by the Board of Directors/Members of Debtor (the “Board”) authorizing the execution, delivery and performance of the Debt Documents to which Debtor is a party, which resolutions were duly adopted by the Board on [DATE] and all such resolutions are in full force and effect on the date hereof in the form in which adopted without amendment, modification, rescission or revocation;

(iv) the execution and delivery of the Debt Documents is not prohibited by or in any manner restricted by the terms of (i) Debtor’s Governing Documents, (ii) any loan agreement, indenture or contract to which Debtor is a party or under which it is bound or (iii) federal or state statute, rule, regulation or court order applicable to Debtor;

(v) the foregoing authority shall remain in full force and effect, and Secured Party shall be entitled to rely upon same, until written notice of the modification, rescission or revocation of same, in whole or in part, has been delivered to Secured Party, but no such modification, rescission or revocation shall, in any event, be effective with respect to any documents executed or actions taken in reliance upon the foregoing authority before said written notice is delivered to Secured Party; and

(vi) there are no actions, suits, proceedings or investigations pending or threatened against or affecting Debtor before any court, federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any basis therefor, which involves the possibility of any judgment or liability not covered in full by insurance which could result in any material adverse effect, or materially impair the right or ability of Debtor to carry on its operations substantially as now conducted or anticipated to be conducted in the future, or which questions the validity of the Debt Documents, or the other documents required thereby or any action to be taken to be taken pursuant to any of the foregoing.

IN WITNESS WHEREOF, I have hereunto set my hand as of the first date written above

Name:	Title:	[Assistant] Secretary

[Following signature block required if signatory above will be signing Debt Documents]

The undersigned does hereby certify on behalf of Debtor that he is the duly elected or appointed, qualified and acting [TITLE] of Debtor and that [NAME FROM ABOVE] is the duly elected or appointed, qualified and acting [Assistant] Secretary of Debtor, and that the signature set forth immediately above is his genuine signature.

Name:	Title:

Schedule 1

Equipment

[***]

***	Twelve (12) pages have been omitted pursuant to request for special treatment.